THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

SUBSCRIPTION AGREEMENT

AUROR CAPITAL CORP.

SUBSCRIPTION AGREEMENT (the "Subscription Agreement') made effective as of the 16th day of March, 2006 between AUROR CAPITAL CORP., a Nevada corporation (the "Company") and the undersigned subscriber (the "Subscriber").

WHEREAS:

A.                                  The Company has approved the offering of up to 5,000,000 shares of the Company's common shares, par value US$0.001 per share at a price of US$0.001 to founders of the Company (the "Offering").

B.                                  The Subscriber is a founder of the Company and desires to acquire the number of common shares of the Company as set forth on the execution page of this Agreement (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

C.                                  The Company desires to accept the Subscriber's subscription for the Shares.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                                   SUBSCRIPTION FOR SHARES

1.1                                  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to US$O.OOl per Share and the Company agrees to sell the Shares to the Subscriber

1.2                                  The purchase price is payable by the Subscriber to the Company contemporaneously with the execution and delivery of this Subscription Agreement.

1.3                                  The certificates representing the Shares sold pursuant to this Offering will be "restricted shares", as contemplated under United States Securities Act of 1933, and will be endorsed with the following legend:

'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."

1.4                                  The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated herein.

2.                                    REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1                                  The Subscriber hereby severally represents and warrants to the Company as follows:

(a)

the Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and will require substantial funds in addition to the proceeds of this subscription;

(b)	an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(c)

the Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to evaluate the merits and risks of an investment in the Company's common stock and to otherwise protect its interests in connection with this transaction;

(d)	the Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment;

(e)

the Subscriber hereby acknowledges that this offering of Shares by the Company has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) to the United States Securities Act;

(f)

The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(g)

The Subscriber understands that the Shares are "restricted securities" under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the Subscriber may dispose of the Shares only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom.

(h)	If the Subscriber decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(iii)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(iv)	the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities,

and, in the cased of (c) and (d), it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

(i)

the Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(j)

the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

(k)	the Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms.

(l)	the Subscriber acknowledges and agrees that the Subscriber's ability to transfer the Shares is subject to the restrictions on transfer as set forth in the Company's bylaws.

(m)	The Subscriber represents and warrants to the Company that the Subscriber is one of the following (Initial (a), (b) or (c), as appropriate, and complete (b) or (c), if applicable):

INITIAL

	(i)	an officer or director of the Company;

	(ii)	a close personal friend of _________________________________________________, an officer or director of the Company.

A close personal friend is an individual who has known the director, senior officer or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group.

	(iii)	a business associate of ____________________________________________, an officer or director of the Company.

A close business associate is an individual who has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client or former client. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the purchaser and the director, senior officer or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer or control person.

3.                                     REPRESENTATIONS BY THE COMPANY

3.1                                  The Company represents and warrants to the Subscriber and acknowledges that the

Subscriber is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a)

The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted.

(b)	The issuance of the Shares has been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable.

(c)	The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Subscription Agreement.

(d)	The execution and delivery by the Company of the Subscription Agreement have been duly authorized by all necessary action on the part of the Company.

4.                                     MISCELLANEOUS

4.1                                   Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

4.2                                   The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	**5,000,000 Shares**
Purchase Price:	**US$0.001 per Share**
Aggregate Purchase Price:	**US$5,000.00**
Signature of Subscriber or Authorized Signatory of Subscriber:	Ian McBean.
Name of Authorized Signatory of Subscriber (if Subscriber is not an individual):	
Title of Authorized Signatory of Subscriber(if Subscriber is not an individual):	
Name of Subscriber:	**IAN McBEAN**
Address of Subscriber:	**2466 West 12th Avenue**
	Vancouver, British Columbia
	V6K 2P1

ACCEPTED BY:

AUROR CAPITAL CORP.

Signature of Authorized Signatory:	Ian McBean
Name of Authorized Signatory:	**IAN McBEAN**
Position of Authorized Signatory:	**President**
Date of Acceptance:	**March 16th, 2006**

- 5 -

1147737.1